Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,676.96
Total Transaction Valuation	26,625,326.44
Total Offset Amount	0.00
Net Fee	$ 3,676.96